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                                           UNITED STATES
                                SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C. 20549


                                             FORM 8-K

                         Current Report Pursuant to Section 13 or 15(d) of
                                    The Securities Act of 1934


             Date of Report (Date of earliest event reported): January 18, 1996


                                    Dime Financial Corporation
                      (Exact name of registrant as specified in its charter)


     Connecticut                     34-0-17494                 06-1237470
    (State or other                 (Commission              (I.R.S. Employer
     jurisdiction of                File Number)            Identification No.)
     incorporation)

                     95 Barnes Road, Wallingford, Connecticut     06492
                  (Address of principal executive officers)      (Zip Code)

          Registrant's telephone number, including area code (203): 269-8881



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Item 5. Other Events

A. On January 18, 1996, the registrant announced its earnings for the fourth quarter of 1995 and the resumption of the quarterly dividend with an initial payment of $.07 per share payable February 22, 1996 to stockholders of record on February 1, 1996.

        Reference is made to the information contained in Exhibit 99, as attached hereto. Such information is incorporated hereby by reference and made a part hereof.

Item 7. Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        Exhibit No.           Description                             Page
        99                    Press release (narrative only)          4
			      dated January 18, 1996






                                            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 25, 1996                    Dime Financial Corporation


                                            By /s/ Albert E. Fiacre, Jr.
                                            Name:   Albert E. Fiacre, Jr.
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer



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                          EXHIBIT INDEX




Exhibit No.           Description                             Page
99                    Press release (narrative only)          4
	              dated January 18, 1996